Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 2010 (this “Agreement”), is entered into by and between Fortune Brands, Inc., a Delaware corporation (the “Company”), and GreatBanc Trust Company, solely in its capacity as duly appointed and acting investment manager (the “Manager”) of segregated accounts held in the Fortune Brands, Inc. Master Retirement Trust (the “Master Retirement Trust”) and the Fortune Brands Home & Hardware, LLC Retirement Plans Trust (the “Retirement Plans Trust” and together with the Master Retirement Trust, the “Trusts”).

RECITALS

WHEREAS, the Company has agreed to contribute (i) to the Master Retirement Trust an aggregate of 1,139,700.00 shares of its common stock, par value $3.125 per share (the “Master Shares”), and (ii) to the Retirement Plans Trust an aggregate of 420,300.00 shares of its common stock, par value $3.125 per share (the “Retirement Plans Shares” and together with the Master Shares, the “Shares”) (the “Contribution”), to be held in segregated accounts (the “Segregated Accounts”) in the Trusts;

WHEREAS, the Shares will be allocated to certain qualified defined benefit retirement plans;

WHEREAS, pursuant to the Investment Manager Engagement Agreement, dated January 18, 2010, between the Manager and the Company (the “Investment Management Agreement”), the Manager has been appointed to serve as an independent fiduciary to the Trusts and the investment manager of the Segregated Accounts;

WHEREAS, the Company has agreed to grant certain registration rights with respect to the Shares held in the Segregated Accounts, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, pursuant to the Investment Management Agreement, the Manager has full power and authority to execute and deliver this Agreement for the benefit of the Trusts and to take any actions required or permitted to be taken in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties hereto hereby agree as follows:

(1) Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day that is in New York City a legal holiday or a day on which banking institutions or securities exchanges are authorized or required by law or other governmental action to close.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Manager and the transfer agent and registrar of the Registrable Shares.

“Prospectus” means the prospectus included in the Registration Statement, all amendments and supplements thereto and all material incorporated by reference in such prospectus.

“Prospectus Supplement” mans any prospectus supplement to the prospectus included in the Registration Statement, all amendments and supplements to such prospectus supplement and all material incorporated by reference in such prospectus supplement.

“Registrable Shares” means all or any portion of the Shares and any securities that may be issued or distributed or be issuable in respect thereof by way of stock dividend, stock split or other distribution, merger, consolidation, exchange offer, recapitalization or reclassification or similar transaction or exercise or conversion of any of the foregoing; provided, however, any such security shall cease to be a Registrable Share to the extent that (i) such security has been disposed of pursuant to an effective Registration Statement in accordance with the plan of distribution set forth in the related Prospectus, (ii) the holding period for such security pursuant to Rule 144(d) has elapsed with respect to the Trusts and the Trusts may sell such securities subject to Rule 144, (iii) such security has ceased to be outstanding, or (iv) the Company and the Manager have received an Opinion of Counsel or such other evidence, in each case reasonably satisfactory to each of the Company and the Manager that such security may otherwise be resold without registration or qualification under the Securities Act.

“Registration Statement” means a registration statement of the Company covering the Registrable Shares filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act), including, but not limited to, an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (or any similar rule that may be adopted by the SEC), including a Prospectus, all amendments and supplements to such registration statement, including post-effective amendments, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and, in each case, any successor thereto, all as the same may be in effect from time to time.

(2) Registration Rights; Transfer of Registrable Shares.

(a) Registration Statement and Prospectus Supplement. The Company hereby represents and warrants to the Manager that as of the date hereof, (i) the Company has an effective Registration Statement on file with the SEC and (ii) the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act). The Company agrees that on the date on which the Registrable Shares are contributed to the Trusts, it will file with the SEC a Prospectus Supplement covering the resale of the Registrable Shares from time to time by one or more of the Trusts.

(b) Transfers. The Manager agrees that (i) it will not (x) offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act or (y) direct the Trusts to offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act, except, in the case of each of clauses (x) and (y), pursuant to either the Registration Statement or Rule 144, and (ii) it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Manager or the intended plan of distribution of the Registrable Shares.

(c) Notice of Sale. At any time and from time to time subject to the conditions set forth in this Section 2, the Manager may deliver to the Company on behalf of one or more of the Trusts a written notice (a “Notice of Sale”) informing the Company that one or more of the Trusts wish to sell or transfer some or all of the Registrable Shares pursuant to the Registration Statement. Each Notice of Sale shall specify the amount of Registrable Shares to be sold or transferred and the intended methods by which the Manager proposes to effect the disposal of such Registrable Shares. Upon receipt of a Notice of Sale, unless the Company delivers a Suspension Notice pursuant to Section 2(d) hereof, the Company shall within four Business Days (or such later date as the Company and the Manager may agree) make any required amendment or supplement to the Prospectus and/or any required post-effective amendment to the Registration Statement and use its reasonable best efforts to cause any such post-effective amendment to become effective under the Securities Act.

(d) Suspension of Registration. The Company may suspend the use of the Prospectus at any time after receipt of a Notice of Sale and prior to the disposal of all Registrable Shares covered by such Notice of Sale, for a period not to exceed 45 days in the aggregate in any three-month period or 90 days in the aggregate in any 12-month period (the “Suspension Period”), if use of the Prospectus at such time would be materially detrimental to the Company or its security holders in the good faith judgment of the Company, upon giving prompt written notice (a “Suspension Notice”) to the Manager, which notice shall not specify the nature of the event giving rise to such suspension. In the event of such a suspension, the obligations of the Company in respect of any Notice of Sale shall be suspended, and the Manager, on behalf of the Trusts, agrees to suspend use of the Prospectus in connection with any sale or offer to sell Registrable Shares upon receipt of the Suspension Notice and further agrees to keep confidential the fact that the Company has exercised its rights pursuant to this Section 2(d) and any other information related to such exercise. The Company shall immediately notify the Manager upon the termination of any Suspension Period and amend or supplement the Prospectus, if necessary.

(3) Procedures. The Company hereby agrees that, to the extent not prohibited by any applicable law or applicable interpretations of the staff of the SEC, it shall:

(a) use its reasonable efforts to cause the Registration Statement to remain continuously effective so long as any Registrable Shares remain outstanding, and prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus Supplement filed with the SEC pursuant to Rule 424(b) under the Securities Act as may be necessary to keep the Registration Statement effective at all times so long as the Registrable Shares remain outstanding; provided that the Company shall not be required to file any such amendment or supplement during any Suspension Period pursuant to Section 2(d) above;

(b) if reasonably requested, use its reasonable efforts to promptly incorporate in the Prospectus or any post-effective amendment to the Registration Statement such information as the Manager, on behalf of one or more of the Trusts, may provide from time to time to the Company in writing for inclusion in the Prospectus or the Registration Statement concerning the Manager and one or more of the Trusts and the distribution of the Registrable Shares;

(c) subject to Section 2(d) hereof, ensure that (i) the Registration Statement, any amendment thereto, any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act, (ii) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of the Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation with respect to information included therein in reliance upon and in conformity with information furnished to the Company in writing by the Manager, on behalf of a Trust.

(d) as promptly as reasonably practicable advise the Manager in writing (which notice will not reveal any material non-public information) of the following:

(i) of any request by the SEC for amendments of, or supplements to, the Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company’s Exchange Act filings);

(ii) of the determination by the Company that a post–effective amendment to the Registration Statement would be appropriate;

(iii) when any amendment to the Registration Statement has been filed with the SEC and when such amendment has become effective;

(iv) of the commencement or termination of any Suspension Period;

(v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included in the Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(vii) of the happening of (but not the nature or details concerning) any event that requires the making of any changes in the Registration Statement or the related Prospectus so that the statements therein will not be misleading and the Registration

Statement or the Prospectus, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

(viii) of the Company’s suspension of the use of a Prospectus relating to Registrable Shares as a result of any of the events or circumstances described in paragraphs (ii) through (vii) above, and of the termination of any such suspension.

The Manager shall keep confidential the fact that the Company has suspended the use of a Prospectus relating to Registrable Shares pursuant to this Section 3(e) and any other information related to such suspension, including the occurrence of any of the events or circumstances in paragraphs (ii) through (vii) above.

(e) promptly furnish to the Manager, without charge, such number of copies of the Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Manager may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Trusts;

(f) prior to any offering or sale of Registrable Shares pursuant to the Registration Statement, (i) register or qualify or cooperate with the Manager in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Manager may reasonably request, (ii) maintain such registration or qualification in effect so long as reasonably required and do any and all other acts or things necessary or advisable to permit the continuance of offers in such jurisdictions for so long as may be reasonably necessary to enable the Manager, on behalf of the Trusts to complete the distribution of such Registrable Shares pursuant to the Registration Statement; provided that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction, if it is not otherwise required to so consent; or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

(g) use its reasonable efforts to cause the Registrable Shares to be listed on the New York Stock Exchange (or, if the Registrable Shares are not then listed on the New York Stock Exchange, the principal securities exchange or quotation system on which the Registrable Shares are then listed) as soon as reasonably practicable after the date of the Contribution; and

(h) take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Registrable Shares, including, without limitation, causing an Opinion of Counsel and any other certificates or documents to be delivered to the transfer agent and registrar of the Registrable Shares.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the Manager shall provide such reasonable assistance to the Company and furnish, or cause to be furnished, to the Company in writing such information regarding the Manager, the Registrable Shares to be sold and the intended method or methods of disposition of the Registrable Shares as shall be necessary to effect the registration of the Registrable Shares and as may be required from time to time under the Securities Act and the rules and regulations thereunder.

(4) Registration Expenses. The Company shall bear all expenses incurred by it in connection with the performance of its obligations hereunder. Notwithstanding the provisions of this Section 4, the Trusts, to the extent permitted by applicable law, shall bear the expense of any underwriting discounts, brokerage fees, commissions and transfer taxes incurred by the Manager or the Trusts.

(5) Indemnification.

(a) Indemnification by the Company. The Company agrees to (i) indemnify and hold harmless the Manager (including, for purposes of this Section 5, the officers, directors, employees and agents of the Manager), and each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or expenses, joint or several (each, a “Loss” and, collectively, “Losses”), to which the Manager or such controlling person may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure on the part of the Company to comply with the covenants and agreements contained in this Agreement or (B) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading, and (ii) reimburse the Manager and each such controlling person for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by the Manager or such controlling person in connection with investigating, defending, settling, compromising or paying any such Loss or action; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein, (2) any untrue statement or omission of a material fact required to make such statement not misleading in the Prospectus that is corrected in an amended or supplemented Prospectus that was delivered to the Manager before the pertinent sale or sales by the Manager or (3) any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Prospectus or any amendment or supplement thereto, when used or distributed by the Manager during a Suspension Period. The Manager hereby agrees that if the Manager or any of its controlling persons is not entitled to indemnification for any Loss pursuant to this Section 5(a) as a result of clause (1), (2) or (3) above, then neither the Manager nor any of its controlling persons shall be entitled to indemnification for such Loss pursuant to the terms of the indemnification provisions set forth in the Investment Management Agreement.

(b) Indemnification by the Manager. To the extent permitted by applicable law, the Manager will (i) indemnify and hold harmless the Company, the Trusts Investment Committee of the Company (the “Committee”), each director of the Company, each member of the Committee, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnitees”), from and against any and all Losses to which any Company Indemnitee may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Manager, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Manager to comply with the covenants and agreements contained in this Agreement with respect to the sale of the Registrable Shares or (ii) any untrue statement or alleged untrue statement of and material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading, in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager expressly for use therein, and (ii) reimburse such Company Indemnitee for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by such Company Indemnitee in connection with investigating, defending, settling, compromising or paying any such Loss or action. In no event shall the liability of the Manager under this Section 5 be greater than the aggregate fees received by the Manager pursuant to the Investment Management Agreement.

(c) Indemnification Procedure. (i) Promptly after receipt by an indemnified party under this Section 5 of written notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, promptly notify the indemnifying party in writing of the claim; provided that the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under the indemnity agreement contained in this Section 5 or otherwise, to the extent that the indemnifying party is not prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party thereof and seeks or intends to seek indemnity from such indemnifying party, such indemnifying party will be entitled to participate in, and to the extent that it may determine, jointly with all other indemnifying parties similarly notified, to assume, the defense thereof with counsel reasonably satisfactory to such indemnified party; provided that, if the defendants in any such action include both such indemnified party and such indemnifying party and such indemnified party shall have reasonably concluded that there may be a conflict between its position and the position of such indemnifying party with respect to the conduct of the defense of any such action or that there may be legal defenses available to it that are different from or additional to those available to such indemnifying party, in each case, such indemnified party shall have the right to select separate counsel and any local counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party. Upon receipt of notice from such indemnifying party of its election so to assume the defense of such action and approval by such indemnified party of such indemnifying party’s counsel, such indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided that the reasonable fees and expenses of counsel of such indemnified party shall be at the expense of such indemnifying party if (A) such indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) for all indemnified parties who are parties to such action) and (B) such indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action.

(d) Contribution. (i) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and of such indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding with respect to such Losses.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), in no event shall the Manager be required to contribute any amount in excess of the aggregate fees received by the Manager pursuant to the Investment Management Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusive Remedies. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies the may otherwise be available to any indemnified person at law or in equity.

(f) Surviving Obligations. The obligations of the Company and the Manager under this Section 5 shall survive the termination of this Agreement and the completion of the disposition of the Registrable Shares.

(6) Rule 144 Information. For such period as one or more of the Trusts hold any Registrable Shares received pursuant to the Contribution, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations thereunder and shall use its reasonable best efforts to take such further action to the extent required to enable the Manager to sell the Registrable Shares pursuant to Rule 144.

(7) Rights of the Trusts. All of the rights and benefits conferred on the Manager pursuant to this Agreement (other than the right to indemnification provided in Section 5) are intended to inure to the benefit of each of the Trusts.

(8) Miscellaneous.

(a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Manager or the Trusts herein or otherwise conflicts with the provisions hereof.

(b) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, irrespective of the choice of laws principles of the State of Illinois, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

(c) Force Majeure. Neither party will have any liability for damages or delay due to fire, explosion, lightning, pest damage, power failure or surges, strikes or labor disputes, water or flood, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy acts or omissions of communications or other carriers or any other cause beyond a party’s reasonable control (other than that which arises from the gross negligence or willful misconduct of such party), whether or not similar to the foregoing, that prevent such party from materially performing its obligations hereunder.

(d) Entire Agreement; Modification; Waivers. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to the matters discussed herein. This Agreement, may not be altered, modified, or amended, except by a written instrument signed by both parties. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

(e) Severability. The provisions of this Agreement are severable and, in the event that any provision is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions shall remain in full force and effect, unless the deletion of any such invalid, illegal or unenforceable provision shall cause this Agreement to become materially adverse to either party, in which event the parties shall use reasonable efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

(f) Notices. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the Company or the Manager at the addresses set forth below (or to such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt), and shall be deemed conclusively to have been given (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender, (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested, or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day).

To the Company:	Fortune Brands, Inc.
520 Lake Cook Road
Deerfield, Illinois 60015
Attention: Chairperson,
Trusts Investment Committee

with a copy to:	Fortune Brands, Inc.
520 Lake Cook Road
Deerfield, Illinois 60015
Attention: General Counsel

To the Investment Manager:	GreatBanc Trust Company
801 Warrenville Road, Suite 500
Lisle, Illinois 60532
Attention: Marilyn Marchetti

with a copy to:	K&L Gates LLP
535 Smithfield Street
Pittsburgh, Pennsylvania 15222
Attention: Charles R. Smith

(g) Title and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(h) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor independent fiduciary for the Trusts), officers, employees, agents and controlling persons of the parties. Except for an assignment to a successor independent fiduciary, none of the rights or obligations under this Agreement shall be assigned by the Trusts without the consent of the Company or by the Company without the consent of the Manager, acting on behalf of the Trusts.

IN WITNESS WHEREOF, each of the Company and the Manager has caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

FORTUNE BRANDS, INC.

By:	/s/ Mark Hausberg
	Name:	Mark Hausberg
	Title:	Senior Vice President – Finance and Treasurer

GREATBANC TRUST COMPANY
As Investment Manager of Segregated Accounts in the Fortune Brands, Inc. Master Retirement Trust, and the Fortune Brands Home and Hardware, Inc. Retirement Plans Trust

By:	/s/ Marilyn Marchetti
Name:	Marilyn Marchetti
Title:	Senior Vice President